UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2016 (August 8, 2016)

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NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-13489	52-2057472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street
Murfreesboro, Tennessee	37130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced in the Current Report Form 8-K dated May 4, 2016, Robert Adams, President and Chief Executive Officer and Chairman of the Board of Directors announced his intent to retire as Chief Executive Officer of National HealthCare Corporation (the “Company” or “NHC”) effective December 31, 2016.  On August 8, 2016, the Company announced that following Robert Adams retirement, Stephen F. Flatt will become Chief Executive Officer and Michael Ussery will become Chief Operating Officer and President.  As previously announced, Robert Adams will remain as non-executive Chairman of the Board following his retirement.

Dr. Flatt, who currently serves as NHC's President, joined NHC in 2005 as Senior Vice President of Development. On January 1, 2009, Dr. Flatt was promoted to the role of NHC's President. Dr. Flatt currently serves on the Executive Committee of the Council for Post Acute Care (CPAC) and the Boards of Directors of The Community Foundation of Middle Tennessee and Nashville Inner City Ministry. Dr. Flatt is a member of the Nashville Health Care Council. In 2013, he was a member of the Council’s inaugural “Health Care Fellows” Program led by Senator Bill Frist and was also named one of Middle Tennessee’s “Health-Care Heroes” by the Nashville Business Journal. He received his B.A. degree from David Lipscomb College and his M.S. degree and Ph.D. from George Peabody College of Vanderbilt University.

Mr. Ussery, who currently serves as NHC's Chief Operating Officer, has been with the Company since 1980. On January 1, 2009, Mr. Ussery was promoted to Chief Operating Officer of NHC. During his tenure with NHC, he has served as Senior Vice President of Operations, Senior Vice President of the Central Tennessee Region, Regional Vice President, and Administrator in multiple locations. Mr. Ussery also won the top honor of NHC Administrator of the Year in 1989. Mr. Ussery currently serves on the Board of Directors of St. Thomas Rutherford Hospital and its foundation as well as the Board of the Christy Houston Foundation. Mr. Ussery has a B.B.A. from The University of Notre Dame and an M.B.A. from Middle Tennessee State University.

The Company does not currently have any employment agreements with its executive officers and does not plan to enter into employment agreements with Mr. Flatt or Mr. Ussery.  No changes to their compensation have been approved at this time. The Company issued a press release announcing Mr. Flatt's and Mr. Ussery’s appointment. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.

 Financial Statements and Exhibits

(d) Exhibits. Number	Description
99.1	Press Release dated August 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

August 9, 2016

NATIONAL HEALTHCARE CORPORATION

By: /s/ John K. Lines

Name: John K. Lines

Title: Senior Vice President

General Counsel

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